[GRAPHIC]

GALAXY TAX-EXEMPT BOND FUNDS

THE GALAXY FUND

PROSPECTUS
February 28, 2002

GALAXY TAX-EXEMPT BOND FUND

GALAXY NEW JERSEY MUNICIPAL BOND FUND

GALAXY NEW YORK MUNICIPAL BOND FUND

GALAXY CONNECTICUT MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

RETAIL A SHARES AND RETAIL B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[GALAXY FUNDS LOGO]

     CONTENTS
 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Tax-Exempt Bond Fund

 8   Galaxy New Jersey Municipal Bond Fund

13   Galaxy New York Municipal Bond Fund

18   Galaxy Connecticut Municipal Bond Fund

23   Galaxy Massachusetts Municipal Bond Fund

28   Galaxy Rhode Island Municipal Bond Fund

33   Galaxy  Intermediate Tax-Exempt Bond Fund

38   Galaxy Connecticut Intermediate Municipal Bond Fund

43   Galaxy Massachusetts Intermediate Municipal Bond Fund

48   Additional information about risk

49   FUND MANAGEMENT

50   HOW TO INVEST IN THE FUNDS

50   How sales charges work

52   Buying, selling and exchanging shares

52   HOW TO BUY SHARES

54   HOW TO SELL SHARES

55   HOW TO EXCHANGE SHARES

55   OTHER TRANSACTION POLICIES

56   DIVIDENDS, DISTRIBUTIONS AND TAXES

58   GALAXY INVESTOR PROGRAMS

59   HOW TO REACH GALAXY

60   FINANCIAL HIGHLIGHTS

Risk/return Summary

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-  the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-  the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax.

TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAs, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), primarily bonds (normally 65% of net assets). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1992          9.25%
1993         12.36%
1994         -4.99%
1995         15.79%
1996          3.31%
1997          8.72%
1998          5.73%
1999         -3.66%
2000         11.76%
2001          3.58%

BEST QUARTER
6.56% for the quarter ending March 31, 1995

WORST QUARTER
-5.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                            SINCE
                                            1 YEAR         5 YEARS        10 YEARS      INCEPTION
----------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.36%           4.07%           5.47%       5.47%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.55%           3.91%           5.36%       5.36%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions
and Sale of Fund Shares(1)                   0.85%           4.07%           5.31%       5.31%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.00%           3.92%             --        3.89%      (3/4/96)
----------------------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index
(reflects no deduction                       5.13%           5.98%           6.63%       6.63%      (since 12/31/91)
for fees, expenses or taxes)                                                             5.88%      (since 2/29/96)
----------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 51.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                    None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                        5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                      0.75%(4)              None         0.38%             1.13%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                      0.75%(4)          0.80%(5)         0.21%             1.76%(4)
---------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001 or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.93% for Retail A Shares and 1.56% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years
- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  585      $   817        $ 1,068          $  1,784
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                               $  679      $   854        $ 1,154          $  1,755
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                               $  679      $   954        $ 1,254          $  1,907
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                               $  179      $   554        $   954          $  1,755
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                               $  179      $   554        $   954          $  1,907
-----------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

 - SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1999         -3.20%
2000         10.59%
2001          3.59%

BEST QUARTER
4.43% for the quarter ending December 31, 2000

WORST QUARTER
-2.39% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                SINCE
                                                                           1 YEAR           INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -                               -1.29%               2.71%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                             -1.38%               2.69%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and Sale of Fund
Shares(1)                                                                    0.78%               2.91%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                          -2.03%               2.91%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
expenses or taxes)                                                           5.13%               5.23%    (since 3/31/98)
-------------------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                None(2)
---------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                    5.00%(3)
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.56%                1.31%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.51%                2.06%(4)
---------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after these waivers are expected to be 1.11% for Retail A Shares and 1.86% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  602      $   870        $ 1,159          $  1,979
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  709      $ 1,046        $ 1,408          $  2,197
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  209      $   646        $ 1,108          $  2,197
-----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW YORK MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New York municipal securities, which are securities issued by the State of New York and other government issuers (and may include issuers located outside New York) and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.


- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attacks on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties as a result of the attacks, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1992          8.29%
1993         12.30%
1994         -7.26%
1995         16.85%
1996          3.38%
1997          8.66%
1998          5.96%
1999         -3.66%
2000         12.38%
2001          3.10%

BEST QUARTER
7.39% for the quarter ending March 31, 1995

WORST QUARTER
-6.55% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        SINCE
                                            1 YEAR         5 YEARS       10 YEARS   INCEPTION
----------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.76%           4.13%           5.25%       5.25%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.76%           4.13%           5.25%       5.25%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.47%           4.16%           5.13%       5.13%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.53%           4.51%           5.73%       5.73%  (12/31/91)
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%           6.63%       6.63%  (since 12/31/91)
----------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                    None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                        5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.43%                1.18%(4)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.33%                1.88%(4)
-------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after these waivers are expected to be 0.98% for Retail A Shares and 1.68% for Retail B Shares. fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  590      $   832        $ 1,093          $  1,839
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  691      $   991        $ 1,316          $  2,018
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  191      $   591        $ 1,016          $  2,018
-----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1994         -8.07%
1995         18.02%
1996          3.35%
1997          8.61%
1998          5.84%
1999         -2.83%
2000         10.51%
2001          4.02%

BEST QUARTER
7.99% for the quarter ending March 31, 1995

WORST QUARTER
-7.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              SINCE
                                            1 YEAR         5 YEARS        INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -0.91%           4.10%             4.49%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -0.91%           4.10%             4.49%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.96%           4.11%             4.44%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -1.59%           4.50%             5.00%  (3/16/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%             6.13%  (since 3/31/93)
----------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                      5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.50%(4)             1.25%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.47%(4)             2.02%(4)
---------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0. 55%. The Fund's administrator is waiving a portion of its fees that Other expenses are expected to be 0.49% for Retail A Shares and 0.46% for Retail B Shares. Total Fund operating expenses after these waivers are expected to be 1.04% for Retail A Shares and 1.81% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  596      $   853        $ 1,129          $  1,915
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  705      $ 1,034        $ 1,388          $  2,150
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  205      $   634        $ 1,088          $  2,150
-----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1994         -7.71%
1995         17.15%
1996          3.04%
1997          8.95%
1998          5.63%
1999         -3.69%
2000         11.96%
2001          3.40%

BEST QUARTER
7.49% for the quarter ending March 31, 1995

WORST QUARTER
-7.14% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              SINCE
                                            1 YEAR         5 YEARS        INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.52%           4.09%             4.34%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.52%           4.09%             4.34%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.61%           4.14%             4.35%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.17%           4.49%             4.85%  (3/12/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%             5.95%  (since 2/28/93)
----------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                    5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
---------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.41%(4)               1.16%(4)
---------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.25%(4)               1.80%(4)
---------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses for Retail A Shares and Retail B Shares are expected to be 0.40% and 0.24%, respectively. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.59% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                            1 YEAR             3 YEARS           5 YEARS              10 YEARS
----------------------------------------------------------------------------------------------
Retail A Shares             $    588           $  826            $ 1,083             $ 1,817
----------------------------------------------------------------------------------------------
Retail B Shares             $    683           $  966            $ 1,275             $ 1,948
----------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------
Retail B Shares             $    183           $  566            $   975                $ 1,948
-----------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers (and may include issuers located outside Rhode Island) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Rhode Island personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS -The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS]

1995         14.32%
1996          3.63%
1997          8.54%
1998          5.87%
1999         -2.77%
2000         11.58%
2001          4.21%

BEST QUARTER
4.90% for the quarter ending March 31, 1995

WORST QUARTER
-1.90% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        SINCE
                                                1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  -0.75%             4.36%            5.61% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)  -0.75%             4.33%            5.53% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                        1.23%             4.38%            5.42% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               -1.62%             4.71%            6.22% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or
taxes)                                            5.13%             5.98%            7.32% (since 12/31/94)
-----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.19%                   0.94%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.21%                   1.76%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.74% for Retail A Shares and 1.56% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $566               $760              $970                   $1,575
------------------------------------------------------------------------------------------------
Retail B Shares             $679               $954              $1,254                 $1,857
------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------------------------------------------------------------------------------
Retail B Shares             $179               $554              $954                   $1,857
------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

2001          4.56%

BEST QUARTER
2.70% for the quarter ending September 30, 2001

WORST QUARTER
-0.76% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                      SINCE
                                                                 1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                    -0.42%              3.59% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                    -0.42%              3.59% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                          1.19%              3.64% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                 -1.13%              3.93% (6/26/00)
------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                 5.29%              7.53% (since 6/30/00)
------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.34%                   1.09%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(4)          1.38%(4)                2.93%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55% The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.65%. The Fund's transfer agent is waiving a portion of its fees so that Other expenses for Retail B Shares are expected to be 0.46%. Total Fund operating expenses after these waivers are expected to be 0.89% for Retail A Shares and 1.66% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $  581             $   805           $ 1,047                $  1,741
------------------------------------------------------------------------------------------------
Retail B Shares             $  796             $ 1,307           $ 1,843                $  2,814
------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------------------------------------------------------------------------------
Retail B Shares             $  296             $   907           $ 1,543                $  2,814
------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS]

2001         4.27%

BEST QUARTER
2.58% for the quarter ending September 30, 2001

WORST QUARTER
-0.79% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   SINCE
                                                           1 YEAR              INCEPTION
----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                             -0.70%                  3.40%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)             -0.70%                  3.40%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and
----------------------------------------------------------------------------------------------------------
Sale of Fund Shares(1)                                       1.07%                  3.52%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                          -1.36%                  3.79%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)          5.29%                  7.53%  (since 6/30/00)
----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
---------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.37%                   1.12%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.33%                   1.88%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.92% for Retail A Shares and 1.68% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year o your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $  584             $   814           $ 1,063                $  1,773
------------------------------------------------------------------------------------------------
Retail B Shares             $  691             $   991           $ 1,316                $  2,003
------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------------------------------------------------------------------------------
Retail B Shares             $  191             $   591           $ 1,016                $  2,003
------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. the team has managed the Fund since June 26, 2000.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

2001     4.49%

BEST QUARTER
2.72% for the quarter ending September 30, 2001

WORST QUARTER
-0.85% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
                                                           1 YEAR                      INCEPTION
------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                             -0.50%                          3.60% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)             -0.50%                          3.60% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and
Sale of Fund Shares(1)                                       1.20%                          3.70% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                          -1.14%                          3.99% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)          5.29%                          7.53% (since 6/30/00)
------------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.34%                   1.09%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.19%                   1.74%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.89% for Retail A Shares and 1.54% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares             $581               $805              $1,047                 $1,741
----------------------------------------------------------------------------------------------------
Retail B Shares             $677               $948              $1,244                 $1,880
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares             $177               $548              $944                   $1,880
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                                     MANAGEMENT FEE
                                                          AS A % OF
FUND                                             AVERAGE NET ASSETS
-------------------------------------------------------------------
Tax-Exempt Bond                                               0.55%
-------------------------------------------------------------------
New Jersey Municipal Bond                                     0.41%
-------------------------------------------------------------------
New York Municipal Bond                                       0.55%
-------------------------------------------------------------------
Connecticut Municipal Bond                                    0.40%
-------------------------------------------------------------------
Massachusetts Municipal Bond                                  0.44%
-------------------------------------------------------------------
Rhode Island Municipal Bond                                   0.50%
-------------------------------------------------------------------
Intermediate Tax-Exempt Bond                                  0.60%
-------------------------------------------------------------------
Connecticut Intermediate  Municipal Bond                      0.56%
-------------------------------------------------------------------
Massachusetts Intermediate Municipal Bond                     0.59%
-------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK
You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares of a Fund, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares of a Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES
The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                                TOTAL SALES CHARGE
                                  ---------------------------------------------
                                                 AS A % OF         AS A % OF
AMOUNT OF                               THE OFFERING PRICE              YOUR
YOUR INVESTMENT                                  PER SHARE        INVESTMENT
-------------------------------------------------------------------------------
Less than $50,000                                     4.75%             4.99%
-------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.50%             4.71%
-------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%             3.63%
-------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%             2.56%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%             2.04%
-------------------------------------------------------------------------------
$1,000,000 and over                                   0.00%(1)          0.00%(1)
-------------------------------------------------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. Galaxy will waive this 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 58.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-   You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-   You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

SALES CHARGE WAIVERS
Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES
If you bought Retail B Shares of the Galaxy Tax-Exempt Bond Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

IF YOU SELL ALL YOUR SHARES               YOU'LL PAY A CDSC OF
--------------------------------------------------------------
during the first year                                    5.00%
--------------------------------------------------------------
during the second year                                   4.00%
--------------------------------------------------------------
during the third year                                    3.00%
--------------------------------------------------------------
during the fourth year                                   3.00%
--------------------------------------------------------------
during the fifth year                                    2.00%
--------------------------------------------------------------
during the sixth year                                    1.00%
--------------------------------------------------------------
after the sixth year                                      None
---------------------------------------------------------------

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:

IF YOU SELL ALL YOUR SHARES               YOU'LL PAY A CDSC OF
---------------------------------------------------------------
during the first year                                    5.00%
--------------------------------------------------------------
during the second year                                   4.00%
--------------------------------------------------------------
during the third year                                    4.00%
--------------------------------------------------------------
during the fourth year                                   4.00%
--------------------------------------------------------------
during the fifth year                                    3.00%
--------------------------------------------------------------
during the sixth year                                    2.00%
--------------------------------------------------------------
during the seventh year                                  1.00%
--------------------------------------------------------------
after the seventh year                                    None
---------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial dealer or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES
If you bought Retail B Shares of the Tax-Exempt Bond Fund prior to January1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Retail A Shares.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES
Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES
You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-  $2,500 for regular accounts
-  $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS
You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated

[SIDENOTE]

DISCOUNT PLANS
You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor call 1-877-289-4252.

in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-  The name of the Fund

-  The number of shares or the dollar amount you want to sell

-  Your account number

-  Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

[SIDENOTE]

SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-  you're selling shares worth more than $50,000
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days
-  you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

To exchange shares:

-  ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-  send your request in writing to:

   The Galaxy Fund
   P.O. Box 6520
   Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It is expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES
Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains may be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of a Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER
Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET
Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested.

The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Funds exchanged their shares for Trust Shares and BKB Shares of the Funds. On June 26, 2001, BKB Shares were converted to Retail A Shares.

The information in the financial highlights tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York October 31, 2001 and are incorporated by Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

The Annual Report and SAI are available free of charge upon request.

GALAXY TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)

                                                                     YEARS ENDED OCTOBER 31,
                                -------------------------------------------------------------------------------------
                                       2001                  2000                  1999                  1998
                                -------------------   -------------------   -------------------   -------------------
                                RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A   RETAIL B
                                 SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
beginning of period             $  10.68   $  10.68   $  10.33   $  10.33   $  11.30   $  11.30   $  11.06   $  11.06
----------------------------    --------   --------   --------   --------   --------   --------   --------   --------

INCOME FROM
INVESTMENT OPERATIONS:
    Net investment income(1)        0.46       0.39       0.47       0.40       0.46       0.39       0.48       0.42
----------------------------        ----       ----       ----       ----       ----       ----       ----       ----

    Net realized and
    unrealized gain
    (loss) on investments           0.65       0.65       0.35       0.35      (0.83)     (0.83)      0.34       0.33
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Total from investment
operations                          1.11       1.04       0.82       0.75      (0.37)     (0.44)      0.82       0.75

LESS DIVIDENDS:
    Dividends from net
    investment income              (0.46)     (0.39)     (0.47)     (0.40)     (0.46)     (0.39)     (0.49)     (0.42)
----------------------------       -----      -----      -----      -----      -----      -----      -----      -----

    Dividends from net
    realized capital gains            --         --         --         --      (0.14)     (0.14)     (0.09)     (0.09)
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Total dividends                    (0.46)     (0.39)     (0.47)     (0.40)     (0.60)     (0.53)     (0.58)     (0.51)

Net increase (decrease)
in net asset value                  0.65       0.65       0.35       0.35      (0.97)     (0.97)      0.24       0.24
-----------------------------       ----       ----       ----       ----      -----      -----       ----       ----
Net asset value,
end of period                   $  11.33   $  11.33   $  10.68   $  10.68   $  10.33   $  10.33   $  11.30   $  11.30
-----------------------------    --------   --------   --------   --------   --------  --------   --------   --------
Total return(2)                    10.55%      9.86%      8.12%      7.41%     (3.45)%    (4.07)%     7.60%      6.95%
-----------------------------      -----       ----       ----       ----      -----      -----       ----       ----
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
    period (in 000s)            $ 20,502   $  3,352   $ 21,229   $  3,426   $ 25,704   $  3,382   $ 24,764   $  2,715
------------------------------  --------   --------   --------   --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Net investment
    income including
    reimbursement/waiver            4.13%      3.50%      4.48%      3.82%      4.25%      3.61%      4.32%      3.71%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
    Operating expenses
    including
    reimbursement/waiver            0.92%      1.55%      0.89%      1.55%      0.92%      1.55%      0.94%      1.55%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
    Operating expenses
    excluding
    reimbursement/waiver            1.13%      1.76%      1.10%      1.75%      1.12%      1.75%      1.15%      1.76%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
Portfolio turnover rate               66%        66%        73%        73%        23%        23%        59%        59%

                              YEARS ENDED OCTOBER 31,
                              ----------------------
                                       1997
                              ----------------------
                                RETAIL A    RETAIL B
                                 SHARES     SHARES
---------------------------   -----------  ---------
Net asset value,
beginning of period             $  10.78   $  10.78
---------------------------   -----------  ---------
INCOME FROM
INVESTMENT OPERATIONS:
    Net investment income(1)        0.50       0.43
---------------------------   -----------  ---------
    Net realized and
    unrealized gain
    (loss) on investments           0.29       0.29
----------------------------   ---------    -------
Total from investment
operations                          0.79       0.72

LESS DIVIDENDS:
    Dividends from net
    investment income              (0.50)     (0.43)
---------------------------   -----------  ---------
    Dividends from net
    realized capital gains         (0.01)     (0.01)
----------------------------   ---------    -------
Total dividends                    (0.51)     (0.44)

Net increase (decrease)
in net asset value                  0.28       0.28
---------------------------   -----------  ---------
Net asset value,
end of period                   $  11.06   $  11.06
----------------------------   ---------    -------
Total return(2)                     7.49%      6.83%
---------------------------   -----------  ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
    period (in 000s)            $ 25,465   $  1,690
---------------------------   -----------  ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment
    income including
    reimbursement/waiver            4.60%      3.95%
---------------------------   -----------  ---------
    Operating expenses
    including
    reimbursement/waiver            0.95%      1.60%
---------------------------   -----------  ---------
    Operating expenses
    excluding
    reimbursement/waiver            1.18%      1.83%
---------------------------   -----------  ---------
Portfolio turnover rate               78%        78%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.43, $0.45, $0.44, $0.46 and $0.47, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.36,
    $0.38, $0.37, $0.40 and $0.40, respectively.
(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

GALAXY NEW JERSEY MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                                      PERIOD ENDED
                                                                    YEARS ENDED OCTOBER 31             OCTOBER 31,
                                                        -------------------------------------------   ------------
                                                               2001               2000       1999       1998(1)
                                                        -------------------     --------   --------   ------------
                                                        RETAIL A   RETAIL B     RETAIL A   RETAIL A    RETAIL A
                                                         SHARES    SHARES(2)     SHARES     SHARES      SHARES
--------------------------------------------------      -------------------     --------   --------   ------------
Net asset value, beginning of period                    $   9.88   $  10.16     $   9.56   $  10.24    $  10.00
--------------------------------------------------      --------   --------     --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(3)                               0.39       0.22         0.40       0.36        0.20
--------------------------------------------------      --------   --------     --------   --------   ------------
     Net realized and unrealized gain (loss)
     on investments                                         0.53       0.24         0.31      (0.68)       0.24
--------------------------------------------------      -------    --------     --------   --------   ------------
Total from investment operations                            0.92       0.46         0.71      (0.32)       0.44

LESS DIVIDENDS:
     Dividends from net investment income                  (0.39)     (0.21)       (0.39)     (0.36)      (0.20)
--------------------------------------------------      -------    --------     --------   --------   ------------
Total dividends                                            (0.39)     (0.21)       (0.39)     (0.36)      (0.20)

Net increase (decrease) in net asset value                  0.53       0.25         0.32      (0.68)       0.24
--------------------------------------------------      --------   --------     --------   --------   ------------
Net asset value, end of period                          $  10.41   $  10.41     $   9.88   $   9.56    $  10.24
--------------------------------------------------      --------   --------     --------   --------   ------------
Total return(4)                                             9.52%      4.61%(5)     7.61%     (3.24)%      4.34%(5)
--------------------------------------------------      --------   --------     --------   --------   ------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                $ 11,248   $     14     $  1,198   $  1,302    $    815
--------------------------------------------------      --------   --------     --------   --------   ------------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/
     waiver                                                 3.86%      3.03%(6)     4.03%      3.56%       3.62%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
     Operating expenses including reimbursement/waiver      0.90%      1.73%(6)     0.99%      1.11%       1.09%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
     Operating expenses excluding reimbursement/waiver      1.31%      2.06%(6)     2.02%      2.11%       3.65%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
Portfolio turnover rate                                       61%        61%          77%        41%         53%(5)

(1) The Fund commenced operations on April 3, 1998.

(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.35, $0.30, $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.20.
(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) Not annualized.
(6) Annualized.

GALAXY NEW YORK MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------
                                                                2001                2000       1999       1998       1997
                                                         -------------------     --------    --------   --------   --------
                                                         RETAIL A   RETAIL B      RETAIL A   RETAIL A   RETAIL A   RETAIL A
                                                          SHARES    SHARES(2)      SHARES     SHARES     SHARES     SHARES
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Net asset value, beginning of period                     $  10.99   $  11.32      $  10.57   $  11.44   $  11.09   $  10.75
--------------------------------------------------       --------   --------     --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                0.47       0.26          0.48       0.48       0.48       0.49
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Net realized and unrealized gain on investments         0.57       0.24          0.44      (0.89)      0.35       0.34
---------------------------------------------------      --------   --------      --------   --------   --------   --------
Total from investment operations                             1.04       0.50          0.92      (0.41)      0.83       0.83

LESS DIVIDENDS:
     Dividends from net investment income                   (0.47)     (0.26)        (0.50)     (0.46)     (0.48)     (0.49)
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Total dividends                                             (0.47)     (0.26)        (0.50)     (0.46)     (0.48)     (0.49)

Net increase in net asset value                              0.57       0.24          0.42      (0.87)      0.35       0.34
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Net asset value, end of period                           $  11.56   $  11.56      $  10.99   $  10.57   $  11.44   $  11.09
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Total return(3)                                              9.59%      4.46%(4)      8.93%     (3.72)%     7.65%      7.93%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                 $ 40,410   $    207      $ 38,700   $ 41,343   $ 48,218   $ 38,434
--------------------------------------------------       --------   --------     --------    --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
       reimbursement/waiver                                  4.11%      3.46%(5)      4.47%      4.31%      4.27%      4.52%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Operating expenses including
       reimbursement/waiver                                  0.97%      1.62%(5)      0.95%      0.96%      0.87%      0.94%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Operating expenses excluding
       reimbursement/waiver                                  1.18%      1.88%(5)      1.17%      1.16%      1.20%      1.26%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Portfolio turnover rate                                        48%        48%           37%        24%        27%        61%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 were $0.44, $0.45, $0.46, $0.45 and $0.45, respectively. Net investment income per share before reimbursement waiver of fees by the investment advisor and/or its affiliates and/or the Administrator for REtail B Shares for the period ended October 31, 2001 was $0.24.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) Not Annualized.
(5) Annualized.

GALAXY CONNECTICUT MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                               YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------
                                                                2001                2000       1999       1998      1997
                                                         -------------------      --------   -------    --------   --------
                                                         RETAIL A   RETAIL B      RETAIL A   RETAIL A   RETAIL A   RETAIL A
                                                          SHARES    SHARES(2)      SHARES     SHARES     SHARES     SHARES
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Net asset value, beginning of period                     $  10.39   $  10.72      $  10.09   $  10.82   $  10.47   $  10.14
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                0.43       0.23          0.44       0.43       0.43       0.45
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
     Net realized and unrealized gain
     on investments                                          0.57       0.24          0.30      (0.73)      0.35       0.33
------------------------------------------------------   --------   --------      --------   --------   --------   --------
Total from investment operations                             1.00       0.47          0.74      (0.30)      0.78       0.78

LESS DIVIDENDS:
     Dividends from net investment income                   (0.43)     (0.23)        (0.44)     (0.43)     (0.43)     (0.45)
------------------------------------------------------   --------   --------      --------   --------   --------   --------
Total dividends                                             (0.43)     (0.23)        (0.44)     (0.43)     (0.43)     (0.45)

Net increase (decrease) in net asset value                   0.57       0.24          0.30      (0.73)      0.35       0.33
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Net asset value, end of period                           $  10.96   $  10.96      $  10.39   $  10.09   $  10.82   $  10.47
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Total return (3)                                             9.83%      4.49%(4)      7.50%     (2.87)%     7.58%      7.86%
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                 $ 27,978   $    222      $ 25,346   $ 26,715   $ 24,856   $ 23,355
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
      reimbursement/waiver                                   4.03%      3.39%(5)      4.30%      4.07%      4.02%      4.30%
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
     Operating expenses including
      reimbursement/waiver                                   0.88%      1.52%(5)      0.84%      0.85%      0.88%      0.70%
-------------------------------------------------------  ---------  --------      --------   -------    --------   --------
     Operating expenses excluding
      reimbursement/waiver                                   1.25%      2.02%(5)      1.25%      1.25%      1.31%      1.31%
-------------------------------------------------------  ---------  --------      --------   -------    --------   --------
Portfolio turnover rate                                        40%        40%           33%        53%        46%        42%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.39, $0.40, $0.39, $0.38 and $0.38, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.21.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) Not annualized.
(5) Annualized.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                                    2001                2000        1999         1998         1997
                                                          ----------------------      -------     --------    --------    ---------
                                                           RETAIL A     RETAIL B      RETAIL A    RETAIL A    RETAIL A    RETAIL A
                                                            SHARES      SHARES(2)      SHARES      SHARES      SHARES      SHARES
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Net asset value, beginning of period                      $    10.10   $    10.42     $   9.76   $    10.53   $   10.25   $   9.94
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                    0.43         0.25         0.45         0.43        0.46       0.45
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Net realized and unrealized gain (loss)
    on investments                                              0.57         0.24         0.34        (0.77)       0.27       0.32
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total from investment operations                                1.00         0.49         0.79        (0.34)       0.73       0.77

LESS DIVIDENDS:
    Dividends from net investment income                       (0.43)       (0.24)       (0.45)       (0.43)      (0.45)     (0.46)
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total dividends                                                (0.43)       (0.24)       (0.45)       (0.43)      (0.45)     (0.46)

Net increase (decrease) in net asset value                      0.57         0.25         0.34        (0.77)       0.28       0.31
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Net asset value, end of period                            $    10.67   $    10.67     $  10.10   $     9.76   $   10.53   $  10.25
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total return(3)                                                10.08%        4.73%(4)     8.30%       (3.35)%      7.22%      7.92%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $   33,455   $      275     $ 33,830   $   39,696   $  44,189   $ 33,318
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
     reimbursement/waiver                                       4.10%        3.43%(5)     4.55%        4.18%       4.30%      4.38%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Operating expenses including
     reimbursement/waiver                                       0.84%        1.51%(5)     0.75%        0.79%       0.78%      0.63%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Operating expenses excluding
     reimbursement/waiver                                       1.16%        1.80%(5)     1.15%        1.19%       1.21%      1.20%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Portfolio turnover rate                                           48%          48%          34%          34%         44%        48%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.40, $0.41, $0.39, $0.41 and $0.39, respectively. Net investment income per share before reimbursement of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.23.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) Not Annualized.
(5) Annualized.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                                    2001                2000        1999        1998        1997
                                                          ----------------------      ---------    --------   -------     ---------
                                                           RETAIL A     RETAIL B      RETAIL A     RETAIL A   RETAIL A    RETAIL A
                                                            SHARES      SHARES(2)      SHARES       SHARES     SHARES      SHARES
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Net asset value, beginning of period                      $    10.75   $    11.06     $   10.36   $   11.18   $   10.91   $   10.65
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                    0.49         0.27          0.48(4)     0.48        0.50        0.48
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Net realized and unrealized gain (loss)
    on investments                                              0.55         0.23          0.39       (0.77)       0.29        0.32
-----------------------------------------------------     ----------   ----------     ---------   ---------   ---------   ---------
Total from investment operations                                1.04         0.50          0.87       (0.29)       0.79        0.80

LESS DIVIDENDS:
    Dividends from net investment income                       (0.49)       (0.26)        (0.48)      (0.48)      (0.50)      (0.50)
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Dividends from net realized capital gains                     --           --            --       (0.05)      (0.02)      (0.04)
-----------------------------------------------------     ----------   ----------     ---------   ---------   ---------   ---------
Total dividends                                                (0.49)       (0.26)        (0.48)      (0.53)      (0.52)      (0.54)

Net increase (decrease) in net asset value                      0.55         0.24          0.39       (0.82)       0.27        0.26
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Net asset value, end of period                            $    11.30   $    11.30     $   10.75   $   10.36   $   11.18   $   10.91
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Total return(3)                                                 9.88%        4.60%(5)      8.65%      (2.73)%      7.35%       7.78%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $   40,257   $      169     $  26,023   $  19,833   $  20,210   $  17,134
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver        4.44%        3.60%(6)      4.58%       4.41%       4.52%       4.50%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Operating expenses including reimbursement/waiver           0.69%        1.53%(6)      0.73%       0.80%       0.81%       0.83%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Operating expenses excluding reimbursement/waiver           0.94%        1.76%(6)      1.06%       1.20%       1.23%       1.34%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Portfolio turnover rate                                           19%          19%           43%         34%         41%         19%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.47, $0.45(4), $0.44, $0.45 and $0.43, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.25.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Not Annualized.
(6) Annualized.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND*
(For a share outstanding throughout each period)

                                                                                  PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,    OCTOBER 31,
                                                         ---------------------    -------------
                                                                 2001                 2000(3)
                                                         ---------------------    --------------
                                                          RETAIL A   RETAIL B       RETAIL A
                                                           SHARES    SHARES(2)       SHARES
--------------------------------------------------------  ---------- ---------    ---------------
Net asset value, beginning of period                      $  10.01   $  10.26     $        9.82
--------------------------------------------------------  ---------- ---------    ---------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                  0.40       0.22              0.15(4)
--------------------------------------------------------  ---------- ---------    ---------------
    Net realized and unrealized gain on investments           0.49       0.23              0.19
--------------------------------------------------------  ---------- ---------    ---------------
Total from investment operations                              0.89       0.45              0.34

LESS DIVIDENDS:
    Dividends from net investment income                     (0.40)     (0.21)            (0.15)
--------------------------------------------------------  ---------- ---------    ---------------
    Dividends from net realized capital gains                   --         --                --
--------------------------------------------------------  ---------- ---------    ---------------
Total dividends                                              (0.40)     (0.21)            (0.15)

Net increase (decrease) in net asset value                    0.49       0.24              0.19
--------------------------------------------------------  ---------- ---------    ---------------
Net asset value, end of period                            $  10.50   $  10.50     $       10.01
--------------------------------------------------------  ---------- ---------    ---------------
Total return(5)                                               9.02%      4.41%(6)          3.24%(6)
--------------------------------------------------------  ---------- ---------    ---------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 13,746   $      6     $           1
--------------------------------------------------------  ---------- ---------    ---------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.89%      3.12%(7)          4.21%(7)
--------------------------------------------------------  ---------- ---------    ---------------
    Operating expenses including reimbursement/waiver         0.91%      1.66%(7)          0.94%(7)
--------------------------------------------------------  ---------- ---------    ---------------
    Operating expenses excluding reimbursement/waiver         1.09%      2.93%(7)          1.69%(7)
--------------------------------------------------------  ---------- ---------    ---------------
Portfolio turnover rate                                         88%        88%               38%(6)

* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.38 and $0.13(4) respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.13.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) The Fund began offering Retail A Shares on June 26, 2000.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(6) Not annualized.
(7) Annualized.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND*
(For a share outstanding throughout each period)

                                                                                    PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         ---------------------     ---------------
                                                                 2001                  2000(3)
                                                         ---------------------     ---------------
                                                          RETAIL A   RETAIL B          RETAIL A
                                                           SHARES    SHARES(2)          SHARES
------------------------------------------------------   ---------   ----------    ---------------
Net asset value, beginning of period                      $  10.41   $  10.69      $      10.22
------------------------------------------------------   ---------   ----------    ---------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                  0.43       0.23              0.15(4)
------------------------------------------------------   ---------   ----------    ---------------
    Net realized and unrealized gain on investments           0.50       0.23              0.19
------------------------------------------------------   ---------   ----------    ---------------
Total from investment operations                              0.93       0.46              0.34

LESS DIVIDENDS:
    Dividends from net investment income                     (0.42)     (0.23)            (0.15)
------------------------------------------------------   ---------   ----------    ---------------
Total dividends                                              (0.42)     (0.23)            (0.15)

Net increase in net asset value                               0.51       0.23              0.19
------------------------------------------------------   ---------   ----------    ---------------
Net asset value, end of period                            $  10.92   $  10.92      $      10.41
------------------------------------------------------   ---------   ----------    ---------------
Total return(5)                                               9.10%      4.33%(6)          3.23%(6)
------------------------------------------------------   ---------   ----------    ---------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 27,691   $     46      $         66
------------------------------------------------------   ---------   ----------    ---------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.97%      3.21%(7)          4.20%(7)
------------------------------------------------------   ---------   ----------    ---------------
    Operating expenses including reimbursement/waiver         0.93%      1.69%(7)          0.95%(7)
------------------------------------------------------   ---------   ----------    ---------------
    Operating expenses excluding reimbursement/waiver         1.12%      1.88%(7)          1.37%(7)
------------------------------------------------------   ---------   ----------    ---------------
Portfolio turnover rate                                         36%        36%               30%(6)

* The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.41 and $0.14(4), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.22.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) The Fund began offering Retail A Shares on June 26, 2000.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(6) Not annualized.
(7) Annualized.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND*
(For a share outstanding throughout each period)

                                                                                    PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         ---------------------     ---------------
                                                                 2001                  2000(1)
                                                         ---------------------     ---------------
                                                          RETAIL A   RETAIL B        RETAIL A
                                                           SHARES    SHARES(2)        SHARES
--------------------------------------------------------  ---------  ---------     ----------------
Net asset value, beginning of period                      $  10.18   $  10.44      $      10.00
--------------------------------------------------------  ---------  ---------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(3)                                  0.42       0.22              0.15(4)
--------------------------------------------------------  ---------  ---------     ----------------
    Net realized and unrealized gain on investments           0.49       0.23              0.18
-------------------------------------------------------  ---------   --------      ---------------
Total from investment operations                              0.91       0.45              0.33

LESS DIVIDENDS:
    Dividends from net investment income                     (0.42)     (0.22)            (0.15)
--------------------------------------------------------  ---------  ---------     ----------------
Total dividends                                              (0.42)     (0.22)            (0.15)

Net increase in net asset value                               0.49       0.23              0.18
--------------------------------------------------------  ---------  ---------     ----------------
Net asset value, end of period                            $  10.67   $  10.67      $      10.18
--------------------------------------------------------  ---------  ---------     ----------------
Total return(5)                                               9.05%      4.41%(6)          3.36%(6)
--------------------------------------------------------  ---------  ---------     ----------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 57,071   $    653      $      1,345
--------------------------------------------------------  ---------  ---------     ----------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.98%      3.33%(7)          4.20%(7)
--------------------------------------------------------  ---------  ---------     ----------------
    Operating expenses including reimbursement/waiver         0.91%      1.56%(7)          0.93%(7)
--------------------------------------------------------  ---------  ---------     ----------------
    Operating expenses excluding reimbursement/waiver         1.09%      1.74%(7)          1.09%(7)
--------------------------------------------------------  ---------  ---------     ----------------
Portfolio turnover rate                                         54%        54%               20%(6)

* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) The Fund began offering Retail A Shares on June 26, 2000.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.40 and $0.15(4), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.21.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(6) Not annualized.
(7) Annualized.

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.